COVID-19 Government Subsidies	12 Months Ended
Dec. 31, 2021
Government Subsidies [Abstract]
COVID-19 Government Subsidies	COVID-19 GOVERNMENT SUBSIDIES:
The governments of various jurisdictions in which we have operations have approved legislation and taken administrative actions intended to aid businesses that have been adversely impacted by COVID-19, including making Subsidies available to eligible entities to subsidize or offset qualifying expenses, including employee wages, or to lower payroll taxes or required social insurance program contributions (in certain countries), in each case subject to limits and other specified criteria (collectively, COVID Subsidies). We determined that we qualified for COVID Subsidies during 2021 and 2020, the most significant of which were provided under the Canadian Emergency Wage Subsidy (CEWS) first announced by the Government of Canada in April 2020. Due to changes in legislation, however, we have not applied for further COVID Subsidies under the CEWS since June 2021.
For 2021, we determined that we qualified for an estimated aggregate of approximately $11 (2020 — approximately $34) of COVID Subsidies, which we recognized as a reduction to the related expenses in cost of goods sold of approximately $8 (2020 — approximately $27) and SG&A of approximately $3 (2020 — approximately $7) in our consolidated statement of operations. All recognized COVID Subsidies have been received.